                                                                    EXHIBIT 10.2


                           Carey Financial Corporation
                              50 Rockefeller Plaza
                               New York, NY 10020

                  CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED

                            SELECTED DEALER AGREEMENT

                              [________ __ ], 1997



American Express Financial Advisors Inc.
IDS Tower 10
Minneapolis, MN  55440

Ladies/Gentlemen:

                  We have agreed to use our best efforts to sell, along with a group of selected dealers (collectively, the "Selected Dealers") to be formed with our assistance, up to 30,000,000 shares (the "Shares") of Corporate Property Associates 14 Incorporated (the "Company"). The Shares are being offered by us, as Sales Agent for the Company, and by the Selected Dealers. The terms of the offering of the Shares (the "Offering") are more fully described in the enclosed prospectus (the "Prospectus"), receipt of which you hereby acknowledge.

                  We are hereby inviting you to act as a Selected Dealer for the Offering, subject to the other terms and conditions set forth below. You hereby confirm that you are a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"), that you have complied with all applicable federal and state broker-dealer registration requirements and that you are not a "discount broker" as that term is commonly understood in the brokerage industry. Upon execution of this Selected Dealer Agreement, you agree to be bound by the terms and conditions of the Sales Agency Agreement between us, as Sales Agent and the Company (the "Sales Agency Agreement") (to the extent such terms apply to the Selected Dealers), a copy of which is attached hereto as Exhibit A and of which this Selected Dealer Agreement is a part.

                  Capitalized terms used herein and not otherwise defined herein shall have the same meaning as in the Sales Agency Agreement.

                  Upon notification by us, you may offer the Shares at the public offering price stated in the Prospectus, subject to the terms and conditions hereof. The public offering price of the Shares and the amount of your Selling Commission that is re-allowed by us to you with respect to volume sales of Shares to "single purchasers" on orders of $250,000 or more(as defined in the Prospectus) shall be reduced by the amount of the Share purchase price discount. In the case of such volume sales to single purchasers, your Selling Commission will be reduced for each incremental Share purchase in the total volume ranges set forth in the table below. Such reduced Share price purchase price will not effect the amount received by the company for investment. The following table sets forth the reduced Share purchase price and Selling Commission payable to you:

         Volume Discount                    Purchase Price          Selling
         Range for a                        Per Share For           Commission Per
         "Single Purchaser"                 Incremental Share       Share on Total
                                            In Volume               Sale for
                                            Discount Range          Incremental Share
                                                                    in Volume
                                                                    Discount Range

         $     2,000 - $   250,000              $10.00                 $0.60
         $   250,001 - $   500,000              $ 9.85                 $0.45
         $   500,001 - $   750,000              $ 9.70                 $0.30
         $   750,001 - $ 1,000,000              $ 9.60                 $0.20
         $ 1,000,001 - $ 5,000,000              $ 9.50                 $0.10

                  As an example, a single purchaser would receive 50,761 Shares (rather than 50,000 Shares) for his investment of $500,000 and the Selling Commission would be $22,842. A refund will be made to the purchaser for any fractional Shares based on the public offering price if such refunds in excess of $1.00. In the example, $4.15 would be refunded for the fractional Share.

                  Selling Commissions for purchases of $5,000,000 or more are negotiable but in no event will the proceeds to the Company be less than $9.35 per Share. We agree to re-allow to you a Selected Dealer Fee of 1% of the full price of each Share sold by you.

                  No payment of commissions or the Selected Dealer Fee will be made in respect of Orders (or portions thereof) which are rejected by the Company, Selling Commissions and the Selected Dealer Fee will be paid on each Closing Date with respect to Shares sold to purchasers whose Shares are issued on such Closing Date. Selling Commissions and the Selected Dealer Fee will be payable only with respect to transactions lawful in the jurisdictions where they occur. Purchases of Shares by Carey Property Advisors, its Affiliates or any Selected Dealer or any of their employees shall be net of commissions.

                  In no event shall the aggregate underwriting compensation to be paid to us, you and the other Selected Dealers in connection with the Offering and sale of the Shares exceed 10% of the gross proceeds of the Offering (not including due diligence expenses of up to 0.5% of the gross proceeds of the Offering).

                  Orders for Shares (each an "Order") must be made during the offering period described in the Prospectus. An order form, in the form attached to the Prospectus, (each an "Order Form") must be used in placing an Order for investors residing in certain states and, for all other investors, Orders may be placed through such procedures as are normally used by you for the sale of REIT shares and agreed to by the Company. Persons desiring to purchase Shares are required to comply with such procedures and, in certain states, to execute or have executed on their behalf one copy of the Order Form. Subscribers purchasing shares by check must make such checks payable to the Escrow Agent. By noon of the business day following receipt of funds by you, either by check or by a sweep of customer accounts, you will deliver via overnight delivery service a check payable to The United States Trust Company of New York, Escrow Agent, or other acceptable form of payment, for the full amount of each Order along with an Order Form for each such Order and a list showing the name, address and telephone number of, the social security number or taxpayer identification number of, the number of Shares purchased and the total dollar amount of the investment by, each investor on whose behalf a check or other payment is delivered. You will advise The United States Trust Company of New York whether the funds you are submitting are attributable to individual retirement accounts, Keogh plans, or any other employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974 or from some other type of investor.

                  All Orders solicited by you will be strictly subject to review and acceptance by the Company, and the Company reserves the right in its absolute discretion to reject any such Order or to accept or reject Orders in the order of their receipt by the Company or otherwise. You agree to maintain, for at least six years, records of the information used by you to determine whether an investment in Shares is suitable and appropriate for a potential investor in Shares.

                  If the Company elects to reject an Order (such rejection to occur within 30 days after receipt by the Company of such Order), the Company shall, within 10 business days after such rejection, inform you of such rejection and return the funds (and any interest earned thereon) and other documents submitted by the rejected purchaser to you for transmission to such purchaser. If no notice of rejection is received by you with the foregoing time limits or if funds submitted by the purchaser are released from escrow to the Company within the foregoing time limits, the Order shall be deemed accepted.

                  You agree that you will use your best efforts in offering the Shares and will offer the Shares only in jurisdictions in which you are currently registered as a securities dealer and only in accordance with the securities laws of such jurisdictions.

                  You covenant and agree with respect to your participation in the Offering to comply with any applicable requirements of the Securities Act of 1933 (the "`33 Act") and of the Securities Exchange Act of 1934 (the "`34 Act"), and the published rules and regulations of the Securities and Exchange Commission thereunder, and the Rules of Fair Practice of the NASD including but not limited to Rule 2730, Rule 2740 and IM 2740, Rule 2420 and IM 2420 and Rule 2750 and IM 2750.

                  We shall have full authority to take such action as we may deem advisable in respect of all matters pertaining to the Offering. Neither you nor any other person is authorized to give any information or make any representations other than those contained in the Prospectus and sales literature furnished by the Company in connection with the Offering, and you agree not to give any such information or make any such representations. You acknowledge that we will rely upon your agreements in this paragraph and in the preceding paragraph in connection with the Sales Agency Agreement. No Selected Dealer is authorized to act as agent for us when offering any of the Shares to the public or otherwise, it being understood that you and each other Selected Dealer are independent contractors with us. Nothing herein contained shall constitute you or the Selected Dealers an association, unincorporated business, partnership or separate entity with each other or an association or partner with us. Nothing contained in this paragraph is intended to operate as, and the provisions of this paragraph shall not constitute, a waiver by you of compliance with any provision of the '33 Act or of the rules and regulations thereunder.

                  The Company will provide you with such number of copies of the enclosed Prospectus and such number of copies of amendments and supplements thereto, and certain supplemental sales material prepared by the Company, as you may reasonably request for use by you in connection with the offer and sales of the Shares. In the event you elect to use any such supplemental sales material, you agree that such material shall not be used in connection with the offer and sale of the Shares unless accompanied or preceded by the Prospectus as then currently in effect and as it may be amended or supplemented in the future, and you expressly agree not to prepare or use any sales material other than the approved sales material. To the extent that information is provided to you marked "For Broker/Dealer Use Only," "Internal Use Only" or with other similar language, you covenant and agree not to provide such information to prospective investors. You agree that you will not use any other offering materials without the prior written consent of the Company and us.

                  This Agreement shall terminate at the close of business on the 45th day after the completion of the sale of all of the Shares by the Company, unless earlier terminated or unless the Sales Agency Agreement is terminated, in which event this Agreement will automatically terminate. Either party may terminate this Agreement at any time by written notice, and we shall notify you promptly in the event of any early termination of this Agreement.

                  We will furnish to you a Blue Sky Memorandum naming the jurisdictions in which we believe the Shares have been qualified for sale under, or are exempt from the requirements of, the respective securities laws of such jurisdictions, but we assume no responsibility or obligation as to your right to sell Shares in any jurisdiction.

                  Your obligations under this Selected Dealer Agreement shall be subject to the continued accuracy throughout the Effective Term of the representations, warranties and agreements of the Company under the Sales Agency Agreement, the Selected Dealer Agreement and the attached Addendum A and to the performance by the Company of its obligations under such agreements and to the terms and conditions set forth in Section 7 of the Sales Agency Agreement.

                  You confirm that you are familiar with '33 Act Release No. 4968 and Rule 15c2-8 under the '34 Act, relating to the distribution of preliminary and final prospectuses, and confirm that you have complied, and will comply, therewith. You shall not directly or indirectly pay or award any finder's fees, commissions or other compensation to any persons engaged by an investor for investment advice as an inducement to such adviser to advise a potential investor to purchase Shares. In addition, you agree not to receive any rebates or give-ups or to participate in any reciprocal business arrangements (other than for the underwriting arrangements described herein) which would violate any restrictions on the Company contained in the Prospectus.

                  Addendum A attached hereto is hereby incorporated by reference.

                  All representations, warranties and agreements contained in this Selected Dealer Agreement (including Addendum A), the Sales Agency Agreement or in certificates submitted to you pursuant to this Agreement or Sales Agency Agreement shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, you or any person who controls you, and shall survive the initial closing and termination of the Offering.

                  Any communication from you should be in writing addressed to Carey Financial Corporation, 50 Rockefeller Plaza, New York, NY 10020. Any notice from us to you shall be deemed to have been duly given if mailed or telegraphed to you at the address to which this Agreement is mailed.

                  Please confirm your agreement hereto by signing and returning at once to us the enclosed duplicate of this Agreement (including Addendum A), including the information requested in Schedule A attached thereto. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

                                          Very truly yours,

                                          CAREY FINANCIAL CORPORATION,
                                          Sales Agent



                                          By:__________________________


                                          Its:_________________________


                                          CORPORATE PROPERTY ASSOCIATES
                                          14 INCORPORATED, the Company



                                          By:__________________________


                                          Its:_________________________




ACCEPTED, as of _______________


AMERICAN EXPRESS FINANCIAL ADVISORS INC.



By:__________________________

Its:_________________________

                     SCHEDULE A TO SELECTED DEALER AGREEMENT

                           SELECTED DEALER INFORMATION
                [PLEASE PRINT OR TYPE ALL REQUESTED INFORMATION]

                           ---------------------------




SELECTED/DEALER NAME:_________________________________________

SELECTED/DEALER ADDRESS:______________________________________

______________________________________________________________

______________________________________________________________

PHONE NUMBER:_________________________________________________

NAME OF PERSON SIGNING SELECTED DEALER AGREEMENT:_____________

______________________________________________________________

TITLE OF PERSON SIGNING SELECTED DEALER AGREEMENT:____________

______________________________________________________________

                                   Addendum A

                                       to

                    American Express Financial Advisors Inc.

                            Selected Dealer Agreement



1. Representations and Warranties of the Company, the Advisor, and the Sales Agent.

         The Company, the Advisor and the Sales Agent jointly and severally represent, warrant and agree that:

                  (a) Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement and amendments on Form S-11 (No. 33-_________), each containing a related preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the "Act") and the regulations thereunder (the "Regulations"), and will prepare and file with the Commission any amendments to the registration statement necessary for it to become effective, including an amended preliminary prospectus. The registration statement, as amended, and the amended prospectus on file with the Commission at the time the registration statement becomes effective (including financial statements, exhibits and all other documents filed as a part thereof or incorporated therein), are herein called the "Registration Statement" and the "Prospectus", respectively, except that if the Registration Statement is amended by a post-effective amendment, the term "Registration Statement" shall, from and after the declaration of effectiveness of such post-effective amendment, refer to the Registration Statement as so amended and the term "Prospectus shall refer to the prospectus as so amended, and if the Prospectus filed by the Company pursuant to Rule 424(b) or 424(c) of the Regulations shall differ from the Prospectus on file at the time the Registration Statement or any post-effective amendment shall become effective, the term "Prospectus" shall refer to the Prospectus filed pursuant to either of such Rules from and after the date on which it shall have been mailed for filing with the Commission.

                  (b) Compliance with the Act. The Registration Statement has been prepared and filed by the Company in conformity with the Act and the applicable instructions and Regulations. The Commission has not issued any order preventing or suspending the use of any prospectus or preliminary prospectus filed with the Registration Statement or any amendments thereto. At the time the Registration Statement becomes effective (the "Effective Date") and at the time that any post-effective amendment thereto becomes effective and at all times subsequent thereto up to the date on which the Offering is terminated, the Registration Statement and Prospectus (as amended or as supplemented) will contain all statements which are required to be stated therein in accordance with the Act and the Regulations and will in all respects conform to the requirements of the Act and the Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and each preliminary prospectus filed as part of the Registration Statement as originally filed or a part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) The Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with full power and authority to conduct the business in which it proposes to engage as described in the Prospectus. The Company is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary.

                  (d) The Advisor. The Advisor, a Pennsylvania limited partnership, is duly organized, validly existing, and in good standing as a limited partnership under the laws of the State of Pennsylvania with full power and authority to conduct the business in which it proposes to engage as described in the Prospectus and is duly qualified to do business and is in good standing in each other jurisdiction in which it transacts business of a type that would make such qualification necessary.

                  (e) The Sales Agent. The Sales Agent has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  (f) The Shares. The Shares, when issued, will be duly and validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; no holder thereof will be subject to personal liability for the obligations of the Company solely by reason of being such a holder; such Shares are not subject to the preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issue and sale of such Shares has been validly and sufficiently taken.

                  (g) Violations. Neither the Company nor the Sales Agent are in violation of their Articles of Incorporation

("Articles") or Bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is party or by which it or any of its properties is bound.

                  (h) Taxes. The Company and the Advisor have filed all Federal, state and foreign income tax returns which have been required to be filed on or before the due date (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Company to the extent that such taxes or assessments have become due.

                  (i) Pending Action. There is no action, suit or proceeding pending or, to the best of the knowledge, information and belief of the Company, the Sales Agent and the Advisor, threatened to which the Company, the Sales Agent or the Advisor are a party, before or by any court or governmental agency or body which might materially and adversely affect the business, properties, condition (financial or otherwise) or earnings of the Company, the Sales Agent or the Advisor.

                  (j) Financial Statements. The financial statements of the Company filed as part of the Registration Statement and those included in the Prospectus present fairly the financial position of the Company as of the date indicated and the results of its operations, if any, for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and Coopers & Lybrand, whose report is filed with the Commission is a part of the Registration Statement, are independent accountants as required by the Act and the Regulations.

                  (k) No Subsequent Material Events. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, (a) there has not been any material adverse change in the condition (financial or otherwise) of the Company, the Advisor or the Sales Agent or in the earnings, affairs or business prospects of the Company, the Advisor or the Sales Agent, whether or not arising in the ordinary course of business, and (b) there have not been any material transactions entered into by the Company, the Advisor or the Sales Agent except in the ordinary course of business.

                  (l) Investment Company Act. The Company, on the date hereof, is not subject to, or is otherwise exempt from, regulation under the provisions of an investment in the Investment Company Act of 1940, as amended.

                  (m) Authorization of Agreement. This Agreement and the Advisory Agreement between the Company and the Advisor (the "Advisory Agreement") have been duly and validly authorized, executed and delivered by the Company and constitute the valid agreements of the Company enforceable in accordance with their terms. The execution and delivery of this Agreement, the Sales Agency Agreement and the Advisory Agreement, the consummation of the transactions herein and therein contemplated and compliance with the terms of this Agreement, the Sales Agency Agreement and the Advisory Agreement by the Company will not conflict with or constitute a default under the Articles or Bylaws or any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party, or any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, or any of its property, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 4 of this Agreement may be limited under applicable securities law; and no consent, approval, authorization or order of any court or other governmental agency or body has been or is required for the performance of this Agreement, the Sales Agency Agreement or the Advisory Agreement by the Company, or for the consummation of the transactions contemplated hereby and thereby (except such as have been obtained under the Act or as may be required under state securities or Blue Sky laws in connection with the distribution of the Shares).

                  (n) Description of Agreements. The Company is not a party to or bound by any contract or other instrument of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described and filed as required.

                  (o) Qualification as a Real Estate Investment Trust. At the time this Agreement becomes effective and throughout the term of this Agreement, the Company has satisfied and will continue to satisfy the requirements of the Internal Revenue Code of 1986 as amended (the "Code") for qualification of the Company as a real estate investment trust. The Company has elected to be treated as a real estate investment trust under the Code and will direct the investment of the proceeds of the offering of the Shares in such a manner, and will otherwise operate the business of the Company, so as to comply with such requirements.

                  (p) Description of Properties. On the Effective Date and at all times subsequent thereto up to the date on which the Offering is terminated, the section of the Prospectus entitled "Description of Properties" will include, among other things, the location and general character of all materially important real properties held or intended to be acquired by the Company, the nature of the Company's title to or other interest in such properties and the nature and amount of all material mortgages or other liens or encumbrances against such properties and the principal terms of any lease of any such properties and the lessee thereof and such descriptions will be correct in all material respects.

                  (q) Sales Materials. All advertising and supplemental sales literature prepared or approved by the Company or the Advisor (whether designated solely for broker-dealer use or otherwise) proposed to be used or delivered by the Company or you in connection with the Offering of Shares will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein, in the light of the circumstances under which they were made and in conjunction with the Prospectus delivered therewith, not misleading. In addition, all advertising and supplemental sales literature prepared by the Company has been filed, as required, with the appropriate regulatory agencies and is found to be generally consistent with applicable standards.

                  (r) Trademarks. Proper consent and authorization has been obtained for the use of any trademark or servicemark in any sales literature delivered to you or approved by the Company and its use will not constitute the unlicensed use of intellectual property.


2.       Covenants.

         The Company, the Advisor and the Sales Agent each covenant to you that they will:

                  (a) Commission Orders. Use its best efforts to cause the Registration Statement and any subsequent amendments thereto to become effective as promptly as possible, and will notify you immediately, and confirm the notice in writing, (i) when the Registration Statement and any post-effective amendments thereto becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceedings for that purpose or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the institution or threatening of any proceedings for any of such purposes, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, and (iv) of any request by the Commission for any amendment to the Registration Statement as filed or any amendment or supplement to the Prospectus or for additional information relating thereto. The Company will make every reasonable effort to prevent the issuance by the Commission of a stop order or a suspension order and if the Commission shall enter a stop order or suspension order at any time, the Company will make every reasonable effort to obtain the lifting of such order at the earliest possible moment.

                  (b) Registration Statement. Deliver to you without charge such number of copies of each preliminary prospectus filed with the Registration Statement and each amendment thereto, and as soon as the Registration Statement or any amendment or supplement thereto becomes effective, such number of copies of the Prospectus (as amended or supplemented), the Registration Statement and supplements and amendments thereto, if any (without exhibits), as you may reasonably request. The Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by you both in connection with the Offering and for such period of time thereafter as the Prospectus is required to be delivered in connection therewith.

                  (c) Amendments and Supplements. If during the time when a Prospectus is required to be delivered under the Act, any event relating to the Company shall occur as a result of which it is necessary, in the opinion of the Company's counsel, to amend or supplement the Prospectus in order to make the Prospectus not misleading in light of the circumstances existing at the time it is delivered to an investor, the Company will forthwith prepare and furnish to you without expense, a reasonable number of copies of an amendment or amendments of, or a supplement to the Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to an investor, not misleading. During the time when a Prospectus is required to be delivered under the Act, the Company shall comply so far as it is able with all requirements imposed upon it by the Act, as from time to time in force, so far as necessary to permit the continuance of sales of the Shares in accordance with the provisions hereof and the Prospectus.

                  (d) Copies of Reports. During the period the Shares remain outstanding, furnish you the following:

                  (i) as soon as practicable after they have been sent by the Company to the Shareholders or to any class of security holders of the Company or filed with the Commission, two copies of each annual and interim financial and other report, application or document;

                  (ii) as soon as practicable, two copies of every press release issued by the Company and every material news item and article in respect to the Company or its affairs released by the Company; and

                  (iii) such additional documents and information with respect to the Company and its affairs as you may from time to time reasonably request.

                  (e) Sales Material. Will deliver to you from time to time, all advertising and supplemental sales material (whether designated solely for broker-dealer use or otherwise) proposed to be used or delivered in connection with the Offering, prior to the use or delivery to third parties of such material, and will not so use or deliver, in connection with the Offering, any such material to which you or your counsel shall reasonably object or disapprove within 10 days of delivery of such material to you or which shall be reasonably disapproved by your counsel within such 10-day period. Furthermore, all such advertising and supplemental sales material prepared by the Company will be filed, where required, with the appropriate regulatory agencies and is found to be generally consistent with applicable standards.

                  (f) Use of Proceeds. Apply the proceeds from the sale of Shares as set forth in the section of the Prospectus entitled "Estimated Use of Proceeds" and to operate the business of the Company in accordance with the descriptions of its proposed business set forth in the Prospectus.

                  (g) Prospectus Delivery. In case you are required to deliver a Prospectus in connection with sales of any of the Shares at any time nine months or more after the effective date of the Registration Statement, upon your request at your expense, the Company will prepare and deliver to you or such Selected Dealer as many copies as you may request for an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act.

                  (h) Financial Statements. Make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the 1933 Act), covering a period of 12 months beginning after the Effective Date but not later than the first day of the Company's fiscal quarter next following the Effective Date.

                  (i) Compliance with '34 Act. Complying with the requirements of the '34 Act relating to the Company's obligation to file periodic reports including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

                  (j) Compliance with Applicable Laws. With respect to their participation in the Offering and to the management of the affairs of the Company, will comply with any and all applicable laws, and the published rules and regulations of the Commission thereunder, and the Rules of Fair Practice of the NASD.

                  (k) Compliance with Rule 10b-10. Deliver confirmations to each AMEX investor who invests in the Company and such confirmations will comply with the requirements of Rule 10b-10 of the `34 Act.

3.       Conditions of Your Obligations.

         Your obligations hereunder shall be subject to the continued accuracy throughout the Effective Term of the representations, warranties and agreements of the Company, the Advisor and the Sales Agent, to the performance by the Company, the Advisor and the Sales Agent of their respective obligations hereunder and to the following terms and conditions:

                  (a) Effectiveness of Registration Statement. The Registration Statement shall have initially become effective not later than 5:30 P.M., eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by you and, at any time during the term of this Agreement, no stop order shall have been issued or proceedings therefore initiated or threatened by the Commission; and all requests for additional information on the part of the Commission and state securities administrators shall have been complied with and no stop order or similar order shall be in effect in any jurisdiction in which the Company intends to offer Shares.

                  (b) Closings. The Advisor will, at the most frequent interval, accept Orders for Shares and admit Purchasers to the Company on a monthly basis ("Monthly Closing"). None of the documents required of this Section 3 shall be delivered to you at such monthly closings. [THE ADVISOR WILL DELIVER TO YOU, AS A CONDITION OF YOUR OBLIGATIONS HEREUNDER, THOSE DOCUMENTS AS DESCRIBED IN THIS
SECTION 3 IN CONNECTION WITH EVERY THIRD MONTHLY CLOSING ("DOCUMENT CLOSING DATE").]


                  (c) Opinion of Counsel. At the Effective Date and each Documented Closing Date, you shall receive the favorable opinion of Reed Smith Shaw & McClay, counsel for the Company, dated the Effective Date or Documented Closing Date, as the case may be, addressed to you substantially to the effect that:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary;

                  (ii) the Advisor is a Pennsylvania limited partnership and is duly organized, validly existing, and in good standing as a limited partnership under the laws of the Commonwealth of Pennsylvania.

                  (iii) the Sales Agent has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  (iv) the Shares have been duly authorized and, after being duly issued and sold in accordance with the terms set forth in the Registration Statement, will be validly issued, fully paid and non-assessable Shares; and no holder thereof is or will be subject to personal liability for the obligations of the Company solely by reason of being such a holder; such Shares are not subject to the preemptive rights of any stockholder of the Company, and all corporate action required to be taken for the authorization, issue and sale of such Shares has been validly and sufficiently taken;

                  (v) the Sales Agency Agreement has been duly authorized, executed and delivered by or on behalf of the Company and the Sales Agent, and the [PRINCIPAL] Selected Dealer Agreement has been duly authorized, executed and delivered by or on behalf of the Company, the Sales Agent and the Advisor.

                  (vi) this Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and constitutes the valid, binding and enforceable agreement of the Company except (A) as may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally, (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought, and (C) that rights to indemnity may be limited by federal or state securities laws or the public policy underlying such laws;

                  (vii) the Registration Statement is effective under the Act and to the best of such counsel's knowledge, no stop order has been issued nor are proceedings for a stop order pending or threatened under the Act, and such Registration Statement complies as to form in all material respects with the applicable requirements of the Act and the applicable rules and regulations thereunder;

                  (viii) the Advisory Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and the Advisor and constitutes the valid, binding and enforceable agreement of the Company and the Advisor except (A) as may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to creditors' rights generally and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought;

                  (ix) to the best of such counsel's knowledge and information, which may be based upon certificates provided by counsel there is no litigation or governmental proceeding pending or threatened against the Company which might materially and adversely affect the business, properties, condition (financial or otherwise) or earnings of the Company, except as referred to in the Prospectus, and no consent, approval, authorization, registration, qualification, license or order of any court, regulatory or other governmental agency or body is required in connection with the consummation of the transactions contemplated by this Agreement or the Registration Statement and the Prospectus, except such as may be necessary under the Act or state "blue sky" or securities laws in connection with the Offering or such as may have been previously obtained;

                  (x) neither the execution and delivery of this Agreement or the Advisory Agreement nor compliance with the terms and provisions hereof will, and consummation of the transactions contemplated herein and in the Prospectus do not and will not, result in any violation of the Articles or Bylaws of the Company, conflict with or result in a breach of or default (or an event which with the giving of notice or lapse of time or both would constitute a default) under, any of the terms, provisions or conditions of any statute, order, writ, injunction, decree, agreement, instrument or organizational document known to such counsel, to which the Company is a party or, to the best of such counsel's knowledge and information, by which the Company is bound, to any statute, decree, judgment, order, writ, injunction, rule or regulation, known to such counsel to be applicable to the Company, of any court or any governmental body or administrative agency having jurisdiction over the Company;

                  (xi) the Advisor has been duly formed and is validly existing as a limited partnership in good standing under the laws of the Commonwealth of Pennsylvania as a limited partnership with full power and authority to conduct the business in which it proposes to engage as described in the Prospectus and is duly qualified to do business and is in good standing in each other jurisdiction in which it transacts business of a type that would make such qualification necessary;

                  (xii) Carey Fiduciary Advisors, Inc. has been duly incorporated and is validly exiting as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with full power and authority to conduct the business in which it proposes to engage as described in the Prospectus and is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of the nature or transacts business of a type, that would make such qualification necessary;

                  (xiii) the statements in the Prospectus under the captions "Risk Factors -- Tax Risks -- REIT Status for Tax Purposes", "Description of Shares", "Income Tax Aspects" and "Summary of Organizational Documents" insofar as they are, or refer to, statements of law or legal conclusions, are correct and fairly present the information required to be shown therein; and

                  (xiv) at the time the Registration Statement was filed and at the time it initially became effective, such Registration Statement and the Prospectus (other than the financial statements and the prior performance tables included therein, as to which no opinion is rendered) complied as to form in all material respects with the requirements of the Act and the Regulations and nothing came to such counsel's attention which would lead such counsel to believe that either the Registration Statement or the Prospectus, at the time they initially became effective or at the time any post-effective amendments thereto became effective, contained at such times (unless the term "Prospectus" refers to the Prospectus filed pursuant to Rule 424(b) or 424(c) of the Regulations in which case at the time such Prospectus was mailed for filing) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

                  (xv) at the time the Registration Statement was filed and the time it initially became effective and at any time any amendment (pre-effective or post-effective) or supplements thereto became effective, the section of the Prospectus entitled "Description of Properties" includes a description of the location and general character of all materially important real properties held or intended to be acquired by the Company, the nature of the Company's title to or other interest in such properties and the nature and amount of all material mortgages or other liens or encumbrances against such properties and the principal terms of any lease of any such properties and the lessee thereof and such descriptions complied as to form in all material respects with the requirements of the Act and the Regulations and nothing came to such counsel's attention which would lead them to believe that the description, at the time the Registration Statement initially became effective or at any time any post-effective amendment thereto became effective, contained at such times (unless the term "Prospectus" refers to the Prospectus filed pursuant to Rule 424(b) or 424(c) of the Regulations in which case at the time such Prospectus was mailed for filing) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         In rendering the opinions set forth above, counsel may rely, as to matters of law of states other than Pennsylvania, upon the opinions of other counsel, in each case satisfactory in form and substance to you and counsel shall state such opinions are satisfactory in form and scope to them and that they believe you may rely on them, and as to matters of fact, upon communications, statements and certificates from public officials, and certifications and statements from officers of the Company.

                  (c) [DOCUMENTS. ON EACH DOCUMENTED CLOSING DATE], you shall have been furnished such documents, certificates and opinions as you may reasonably require for the purpose of enabling you and your counsel to review or pass upon the matters referred to in subsection (b) of this Section 3, or in order to evidence the accuracy, completeness or satisfaction, as of the Documented Closing Date, of any of the representations, warranties or conditions contained elsewhere herein.

                  (d) Accountant's Letter. On the Effective Date you shall have received from Coopers & Lybrand a letter, in form and substance satisfactory to you in all respects (including the non-material nature of the changes and decreases, if any, referred to in clause (iii) herein), advising that:

                  (i) they are independent certified public accountants as required by the Act and the Regulations and the answer to Item 27 of the Registration Statement does not require any statement relating to them;

                  (ii) it is their opinion that the financial statements and supporting schedules, if any, filed as part of the Registration Statement and those included in the Prospectus, and covered by their opinions therein, comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations relating to financial statements in registration statements on Form S-11;

                  (iii) based on the limited review set forth in detail in such letter, nothing came to their attention that caused them to believe that during the period from the date of the balance sheet of the Company contained in the Prospectus to a specified date not more than five (5) days prior to the date on which the Registration Statement initially becomes effective, there was any change in the stockholder's equity, liabilities or net assets of the Company as compared with the amounts shown in such balance sheet other than as such change may have been contemplated by or set forth in the Registration Statement or Prospectus;

                  (iv) based on procedures consisting of a reading of the percentages and dollar amounts and related text set forth in the Prospectus and the Registration Statement under the captions "Prior Offerings by Affiliates" and "Prior Performance Tables", and all dollar amounts in the related notes referenced therein, inquiry of officers and other employees of the corporate general partner of Corporate Property Associates, Corporate Property Associates 2, Corporate Property Associates 3, Corporate Property Associates 4, a California limited partnership, Corporate Property Associates 5, Corporate Property Associates 6 - a California limited partnership, Corporate Property 7 - a California limited partnership, Corporate Property Associates 8, L.P., and Corporate Property Associates 9, L.P., a Delaware limited partnership (collectively, the "CPA(R) Partnerships"), and of Corporate Property Associates 10 Incorporated, Carey Institutional Properties Incorporated and Corporate Property Associates 12 Incorporated (collectively the "CPA(R) REITs"), and counsel for the CPA(R) Partnerships and the CPA(R) REITs, they have found such percentages and dollar amounts to be in agreement with the respective relevant accounting and financial records of the CPA(R) Partnerships and CPA(R) REITs; and

                  (v) they have conducted such other procedures as may be mutually agreed by the Company and the Selected Dealers.

                  (e) Update of Accountant's Letter. On each Documented Closing Date, you shall receive from Coopers & Lybrand a letter, dated as of such Documented Closing Date to the effect that they reaffirmed as of such date and as though made at such date, or affirm as such date, as the case may be, the statements made by them pursuant to subsection (d) of this Section 3, except that the specified date referred to in such subsection shall be a date not more than five days prior to each such Documented Closing date.

                  (f) Stop Orders. On the Effective Date and during the Effective Term no order suspending the sale of the Shares in any jurisdiction nor any stop order issued by the Commission shall have been issued, and on the Effective Date and during the Effective Term no proceedings relating to any such suspension or stop orders shall have been instituted, or to the knowledge of the Company, shall be contemplated.


                  (g) Confirmation. On the Effective Date and each Documented Closing Date, as the case may be:

                  (i) the representations and warranties of the Company, the Advisor, and the Sales Agent in this Agreement shall be true and correct with the same effect as if made on the Effective Date or the Documented Closing Date, as the case may be, and the Company, the Advisor and the Sales Agent have performed all covenants or conditions on their part to be performed or satisfied at or prior to the Effective Date or respective Documented closing Date;

                  (ii) the Registration Statement and the Prospectus (and all amendments and supplements thereto) contain all statements and information required to be included therein, and neither the Registration Statement nor the Prospectus (or any amendments or supplements thereto) includes any untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (iii) there shall have been no material adverse change in the business, properties, prospects or condition (financial or otherwise) of the Company, the Advisor, or the Sales Agent subsequent to the date of the balance sheets provided in the Registration Statement; and

                  (iv) Since the Effective Date, no event has occurred which should have been set forth in an amendment or supplement to the Prospectus but which has not been so set forth.

         You shall receive a certificate dated the Effective Date and each Documented Closing Date, as the case may be, confirming the above.

                  (h) Financial Information. In the event properties are acquired after the Effective Date, you shall be provided such financial information and, if any portion of such financial information has been audited, accountant's letters relating to such properties, in each case to the extent such information is available to the Company, in such form and content as you may reasonably request.

         If any of the conditions specified in this Section 3 shall not have been fulfilled when and as required by this Agreement, this Agreement and all your obligations hereunder may be canceled by you by notifying the Company of such cancellation in writing or by telecopy at any time, and any such cancellation or termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 5 and 6 hereof.

                  All certificates, letters and other documents referred to in this Section 3 will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel. The Company will furnish you with conformed copies of such certificates, letters and other documents as you shall reasonably request.

                  4. Indemnification.

                  (a) Indemnification by the Company, the Advisor and the Sales Agent. Subject to the conditions set forth below, the Company, the Advisor and the Sales Agent agree to jointly and severally indemnify and hold harmless you and your representatives and employees, and each person, if any, who controls you within the meaning of Section 15 of the Act, from and against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing for, defending against or settling any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon (1) any misrepresentation or breach of the representations and warranties contained in Paragraph 1 of this Addendum A of the Selected Dealer Agreement or (2) any untrue or alleged untrue statement of a material fact contained (x) in the Registration Statement, the Prospectus (as from time to time amended or supplemented) or any related preliminary prospectus; or in any supplemental sales material approved for use by you, the Advisor or the Company; or (y) in any application or other document (in this Section 4 collectively called "application") executed by the Company or based upon information furnished by the Company and filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or (3) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, unless any such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Registration Statement or related preliminary prospectus or Prospectus or any amendment or supplement thereof or in any of such applications or in any such sales as the case may be and against, the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission of any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Advisor. Notwithstanding the foregoing and to the extent prohibited by law, the Company shall not indemnify you for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnities, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee. In any claim by you for indemnification by the Company for federal or state securities law violations, you shall place before the court the position of the Commission and state securities commissioner with respect to the issue of indemnification for securities law violations.

                  (b) Indemnification by You. Subject to the conditions set forth below, you agree to indemnify and hold harmless the Company, the Advisor and the Sales Agent, each of its directors, those of its officers who have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Act to the same extent as the foregoing indemnity from the Company, the Advisor and the Sales Agent, but only with respect to an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement (as from time to time amended or supplemented) or Prospectus, or any related preliminary prospectus, any application made in reliance upon or in conformity with, written information furnished by you expressly for use in such Registration Statement or Prospectus or any amendment or supplement thereto, in any related preliminary prospectus or in any of such applications.

                  (c) Procedure for Making Claims. Each indemnified party shall give prompt notice to each indemnifying party of any claim or action (including any governmental investigation) commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify any indemnifying party shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement unless the failure to so notify has caused injury to the party from whom indemnification is sought. The indemnifying party, jointly with any other indemnifying parties receiving such notice, shall assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. Any indemnified party shall have the right to employ a separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be borne by such party unless such party has objected in accordance with the preceding sentence, in which event such fees and expenses shall be borne by the indemnifying parties. Except as set forth in the preceding sentence, if an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of separate counsel for the indemnified parties incurred thereafter in connection with such action. Except as set forth in the second preceding, in no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The indemnity agreements contained in this Section 4 and the warranties and representations contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any termination of this Agreement. An indemnifying party shall not be liable to an indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. The Company agrees promptly to notify you of the commencement of any litigation or proceedings against the Company in connection with the issue and sale of the Shares or in connection with the Registration Statement or Prospectus.

                  (d) Contribution. Subject to the limitations set forth in Paragraph 4(a) above and in order to provide for just and equitable contribution where the indemnification provided for in this Section 4 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, except by reason of the terms thereof, the Company, the Advisor and the Sales Agent, jointly and severely, on the one hand and you on the other shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by each. The relative benefits received by the Company, the Advisor and the Sales Agent on the one hand and you on the other shall be deemed to be in the same proportion as the total proceeds from the Offering (net of underwriting commissions but before deducting expenses) received by the Company, the Advisor and the Sales Agent bear to the total underwriting commissions received by you. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits referred to above but also the relative fault of the Company, the Advisor and the Sales Agent on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Advisor or the Sales Agent on the one hand or you on the other. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or action in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d) unless you are held by a court of final jurisdiction to have been more negligent or to have engaged in greater misconduct than the Company, the Advisor and the Sales Agent, combined, the amount of your contribution to the liability shall not exceed the sales commissions and other compensation from the proceeds of the offering received by you. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act or Section 10(b) of the '34 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, any person that controls you within the meaning of Section 15 of the Act shall have the same right to contribution as you, and each person who controls the Company within the meaning of Section 15 of the Act shall have the same right to contribution as the Company.



5.       Representations and Agreements to Survive.

         All representations, warranties and agreements contained in this Agreement or in certificates shall remain operative and in full force and effect regardless of any investigation made by any party, and shall survive the Termination Date.

6.       Effective Date, Term and Termination of this Agreement.

                  (a) In the event this Agreement is terminated the Company shall pay all expenses of the Offering as required by Section 6 of the Sales Agency Agreement and in the event this Agreement is terminated after Minimum Sales are made, you shall be entitled to receive all of the Selling Commissions as provided in Section 3(e) of the Sales Agency Agreement; and provided further, that if you terminate your participation in the Offering in other than good faith, the Company shall not be responsible for reimbursing you for your out of pocket expenses for your counsel. In no event will the Company be liable to reimburse you for expenses other than your actual out-of-pocket expenses.

                  If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.


                                     CORPORATE PROPERTY ASSOCIATES 14
                                     INCORPORATED


                                     By:________________________________________
                                     Its:_______________________________________



                                     CAREY FINANCIAL CORPORATION

                                     The Sales Agent


                                     By:________________________________________
                                     Its:_______________________________________



                                     CAREY PROPERTY ADVISORS, a
                                     Pennsylvania Limited Partnership,
                                     the Advisor

                                     By:  CAREY FIDUCIARY ADVISORS, INC.
                                          General Partner


                                          By:___________________________________
                                          Its:__________________________________


Accepted as of the
date first above written:

AMERICAN EXPRESS FINANCIAL ADVISORS INC.


By:__________________________________
Title:_______________________________